QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)—March 22, 2010

ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 279-5700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On March 22, 2010, Assured Guaranty Ltd. ("AGL") made available on the Investor Information section of its website the following materials: (i) the Assured Guaranty Corp. ("AGC") December 31, 2009 Financial Supplement and (ii) the Assured Guaranty Municipal Corp. ("AGM," formerly known as Financial Security Assurance Inc.) December 31, 2009 Financial Supplement.

A copy of the AGC Financial Supplement is attached as Exhibit 99.1 and a copy of the AGM Financial Supplement is attached as Exhibit 99.2.

Item 8.01    Other Events.

AGL is filing this Current Report on Form 8-K to supplement its Annual Report on Form 10-K for the period ended December 31, 2009 with AGC's 2009 Consolidated Financial Statements, which are attached as Exhibit 99.3 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description
99.1	Assured Guaranty Corp. December 31, 2009 Financial Supplement
99.2	Assured Guaranty Municipal Corp. December 31, 2009 Financial Supplement
99.3	Assured Guaranty Corp. 2009 Consolidated Financial Statements

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Assured Guaranty Ltd.
By:	/s/ ROBERT MILLS
	Name:	Robert Mills
	Title:	Chief Financial Officer

DATE: March 22, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Assured Guaranty Corp. December 31, 2009 Financial Supplement
99.2	Assured Guaranty Municipal Corp. December 31, 2009 Financial Supplement
99.3	Assured Guaranty Corp. 2009 Consolidated Financial Statements

QuickLinks

  Item 2.02 Results of Operations and Financial Condition.
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES